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                              ARTHUR ANDERSEN LLP


                                                                      EXHIBIT 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------





As independent public accountants, we hereby consent to the incorporation of our reports dated October 26, 1999, included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements, File Nos. 2-82001 and 33-32826.


                               /s/ Arthur Andersen LLP
                               ARTHUR ANDERSEN LLP




Cleveland, Ohio,
December 15, 1999.